66006
                           MFS(R) NEW DISCOVERY FUND *

                      Supplement to the Current Prospectus

Effective June 12, 2002, the portfolio manager section of the prospectus is hereby restated as follows:

The fund is managed by a team of portfolio managers comprised of: Donald F. Pitcher, Jr., an MFS Senior Vice President, and Robert A. Henderson, an MFS Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and have been employed in the MFS investment management area since: Mr. Pitcher - 1971 and Mr. Henderson - 1996.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                  The date of this Supplement is June 26, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.